Stephen M. Davis 212.813.8804 SDavis@goodwinprocter.com	Goodwin Procter LLP Counselors at Law The New York Times Building 620 Eighth Avenue New York, NY 10018 T: 212.813.8800 F: 212.355.3333

October 13, 2009
VIA E-MAIL and EDGAR

Securities and Exchange Commission Division of Corporation Finance 100 F Street, N.E. Washington, DC 20549-7410 Attention: Ms. Maryse Mills-Apenteng
Re:	Convera Corporation

Schedule 14C (Preliminary Information Statement)

Filed September 25, 2009

File No. 000-31989

Dear Ms. Mills-Apenteng:

Pursuant to our telephone conversation on October 9, 2009, we are providing you with the responses of Convera Corporation (“Convera”) to the oral comments received from the Staff of the Securities and Exchange Commission (the “Staff”) to Convera’s Preliminary Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Information Statement”).  For your convenience, we have enclosed herewith changed pages to the Information Statement which reflect responses to the Staff’s comments, where appropriate.

We are seeking the Staff’s review of our responses to their comments before filing Convera’s Definitive Information Statement (the “Definitive Information Statement”).  Once all of the comments have been cleared by the Staff, we will file the Definitive Information Statement reflecting the revisions made pursuant to the Staff’s comments.

Also, as requested, we have repeated each comment from the Staff in bold immediately prior to our response below.

1.	Please explain why you did not include financial statements of Firstlight.

Please note that the merger described in the Information Statement neither requires stockholder approval nor meets the Regulation S-X tests.  Stockholder approval was obtained for the parent corporation dissolution, the amendment to the parent corporation’s certificate of incorporation to eliminate the requirement of at least six directors, and the election of the three director nominees.  Delaware law does not require stockholder approval of the proposed merger, nor is the Company seeking stockholder approval of the merger.  Consequently, the requirements for merger information under Item 14 of Schedule 14A do not apply.

Additionally, even if Item 14 of Schedule 14A were applicable, pursuant to Item 14(b)(11) of Schedule 14A, Item 17(7)(ii) of Form S-4 and Rule 8-04 of Regulation S-X, no financial information of VSW 2, Inc. (including its subsidiaries, “VSW 2”) is required to be included in the Information Statement, because none of the conditions of paragraph (b) of Rule 8-04 of Regulation S-X exceeds 20%, and, as discussed above, Convera is not seeking stockholder approval of the merger.  For a detailed calculation under Rule 8-04 of Regulation S-X, please see the spreadsheet attached to this letter as Exhibit A.  In addition, pursuant to Item 14(b)(8) of Schedule 14A and Item 301 of Regulation S-K, no selected financial data is required to be included in the Information Statement, as Convera is a smaller reporting company, as defined in Rule 229.10(f)(1) of Regulation S-K.

During our conversation on October 9th, you noted that Convera had sought an exemption from filing financial statements from the Office of the Chief Accountant.  That request was made in error by Convera prior to its full analysis of the relevant rules.  Convera’s accountants, Ernst & Young, fully supports Convera’s conclusion that no such financial statements are required in the Information Statement.

2.	In the summary of terms section of the Information Statement, please clearly specify the consideration to be received by Convera’s stockholders.

According to Convera’s plan of dissolution, upon the filing of its certificate of dissolution, Convera will negotiate and consummate the sale or conversion into cash and/or other distributable forms of, or distribute to its stockholders, all of its assets and properties.  As disclosed on pages 6 and 17 of the Information Statement, the amount available for distribution, if any, will depend principally upon the amount of Convera’s cash after satisfaction of its non-cash assets and the amount of Convera’s existing and unknown claims and obligations.

Additionally, in connection with the proposed merger and as disclosed on pages 2 through 4 of the Information Statement, Convera will receive 33.3% of the total outstanding shares of VSW 2’s capital stock in exchange for all of Convera’s equity interest in its subsidiaries, B2BNetSearch, Inc. and Convera Technologies, LLC.  If the merger is consummated, the shares of VSW 2’s capital stock will be (i) distributed to Convera’s stockholders or (ii) sold with the cash proceeds distributed to Convera’s stockholders, on a pro rata basis according to their respective stock ownership in Convera as of the record date for such distribution at some point in the future.  At this stage, we are unable to predict the future value of VSW 2’s capital stock.

Due to uncertainties concerning the amount of any unknown claims and obligations Convera may incur and the value of its non-cash assets, including, without limitation, the value of VSW 2’s capital stock, we cannot currently predict the aggregate net value of assets that may be available for distribution to Convera’s stockholders.

Please see our proposed revised disclosure on enclosed pages 4 and 21.

3.	Please balance disclosure regarding disadvantages of this transaction for Convera’s stockholders.

We respectfully submit to the Staff that Convera’s stockholders are not being asked to make a decision regarding any transaction based on the Information Statement.  In any event, Convera has disclosed the history and rationale leading to the proposed dissolution and merger on page 35 of the Information Statement and the risks relating thereto starting on page 8 of the Information Statement.

4.           Please disclose the fees paid by Convera for the fairness opinion.

The fee charged by Hempstead & Co. to Convera for the fairness opinion, which is not contingent upon the result of the merger, is $25,000.  Please see our revised disclosure on enclosed page 24.

We thank the Staff for its courtesies.  If the Staff needs any additional information or has any further questions, please do not hesitate to contact me at 212-813-8804.

Sincerely,

/s/ Stephen M. Davis
Stephen M. Davis